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                                  EXHIBIT 99.1

          CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Coinless Systems, Inc. a Nevada corporation, (the "Company") on Form 10QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Darryl D. Dorsett, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 3(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

           /s/ Darryl D. Dorsett
           -------------------------------
           By:  Darryl D. Dorsett
           Title:  Chief Financial Officer

DATE:   May 13, 2003

          CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Coinless Systems, Inc. a Nevada corporation, (the "Company") on Form 10QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Michael Saunders, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 3(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

           /S/ MICHAEL SAUNDERS
           --------------------
           By:  Michael Saunders
           TitleInterim President
           May 13, 2003



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